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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 7, 2001


                           WESCO International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       333-43225               25-1723345
----------------------------           ------------          -------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                                 Commerce Court
                         Four Station Square, Suite 700
                         Pittsburgh, Pennsylvania 15219
                -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (412) 454-2254

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Item 5.  Other Events.

         On August 7, 2001, WESCO International, Inc. announced that its wholly-owned subsidiary, WESCO Distribution, Inc., intends to offer $100,000,000 in aggregate principal amount of senior subordinated notes due 2008, as described in the press release attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1   Press Release dated August 7, 2001
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WESCO INTERNATIONAL, INC.

                                        By: /s/ Stephen A. Van Oss
                                           ------------------------------
                                           Stephen A. Van Oss
                                           Chief Financial Officer



Dated: August 7, 2001